Q4 2023 Financial Results February 27, 2024

2 Safe Harbor Statement Some of the statements contained in this presentation that are not purely historical statements, including our GAAP EPS guidance and Adjusted EPS guidance, as well as our GAAP and adjusted effective income tax rate and GAAP and adjusted fully diluted shares for 2024, discuss future expectations or state other forward-looking information related to financial results and business outlook for 2024. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and we undertake no obligation to update publicly any forward- looking statement for any reason, even if new information becomes available or other events occur in the future.

3 Q1 2024 Full Year 2024 Low end of adjusted goal High end of adjusted goal Low end of adjusted goal High end of adjusted goal GAAP EPS $ 0.31 $ 0.35 $ 2.64 $ 2.77 Non-GAAP adjustment (1): Non-GAAP reconciling items 0.56 0.57 1.76 1.77 Tax effect of reconciling items (0.13) (0.13) (0.35) (0.34) Adjusted EPS $ 0.74 $ 0.79 $ 4.05 $ 4.20 (in millions) Q1 2024 Full Year 2024 GAAP fully diluted shares 36.9 36.9 Non-GAAP adjustment (2): Dilution offset from convertible note hedge transactions (2.4) (2.4) Adjusted fully diluted shares 34.5 34.5 Reconciliation of Adjusted GAAP Measures The following table provides a reconciliation of Perficient, Inc. GAAP EPS guidance to Adjusted EPS guidance: (1) Non-GAAP adjustment represents the impact of amortization expense, acquisition costs, adjustments to fair value of contingent consideration, amortization of debt issuance costs, foreign exchange gains and losses and stock compensation, net of the tax effect of these adjustments, divided by adjusted fully diluted shares. Perficient currently expects its Q1 2024 and full year 2024 GAAP effective income tax rate to be approximately 29% and 28%, respectively. Perficient currently expects its Q1 2024 and full year 2024 estimated adjusted effective income tax rate to be approximately 26%. Perficient’s estimates of GAAP and adjusted fully diluted shares for 2024 are included in the following table. These estimates could be affected by share repurchases, shares issued in conjunction with future acquisitions, changes in share price and the potential impact from the conditional conversion features of our debt. (2) Non-GAAP adjustment represents the exclusion of shares that are issuable upon conversion of our convertible notes due to the expectation that shares relating to the principal amount of our convertible notes will be paid in cash and any excess will be offset by the convertible note hedge transactions entered into in August 2020 and November 2021. Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished February 27, 2024.

4 Financial Metrics (in thousands, except per share data) THREE MONTHS ENDED DECEMBER 31, TWELVE MONTHS ENDED DECEMBER 31, 2023 2022 % Change 2023 2022 % Change Revenues $ 220,790 $ 232,599 (5) % $ 906,541 $ 905,062 - % Services Revenues (excluding reimbursable expenses) $ 216,496 $ 228,806 (5) % $ 892,920 $ 893,050 - % Cost of Services (excluding reimbursable expenses and stock compensation)* $ 134,956 $ 135,545 - % $ 553,314 $ 533,689 4 % Services Revenues Net of Cost $ 81,540 $ 93,261 (13) % $ 339,606 $ 359,361 (5) % % of Services Revenues 37.7% 40.8% 38.0% 40.2 % Adjusted EBITDA** $ 46,653 $ 54,349 (14) % $ 190,702 $ 205,805 (7) % % of Services Revenues 21.5% 23.8% 21.4% 23.0 % Adjusted Net Income** $ 33,884 $ 38,882 (13) % $ 135,353 $ 146,684 (8) % % of Services Revenues 15.7% 17.0% 15.2% 16.4 % GAAP EPS $ 0.65 $ 0.74 (12) % $ 2.76 $ 2.90 (5) % Amortization 0.12 0.19 0.60 0.72 Stock Compensation 0.21 0.19 0.82 0.72 Debt Related Adjustments*** 0.06 0.05 0.21 0.21 Foreign Exchange (Gain) Loss and Other - - 0.02 0.01 Acquisition Costs / Earnout Adjustments 0.01 0.05 (0.17) 0.11 Business Optimization - - 0.03 - Tax Effect of Above Reconciling Items (0.06) (0.08) (0.32) (0.39) Adjusted EPS** $ 0.99 $ 1.14 (13) % $ 3.95 $ 4.28 (8) % * Cost of Services excludes depreciation and amortization. ** Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished February 27, 2024. *** Debt Related Adjustments includes amortization of debt issuance costs, loss on extinguishment of debt, dilution offset from convertible note hedge transactions, and an adjustment to remove the interest expense on convertible notes which was added back in the calculation of diluted GAAP EPS under the if-converted method.

5 Operating Metrics (in thousands) Q4 2023 Q4 2022 % Change Services Revenue (excluding reimbursable expenses) $ 216,496 $ 228,806 (5) % Reimbursable Expenses $ 3,483 S 2,874 NM* Software and Hardware Revenue $ 811 $ 919 NM* (in thousands) Q4 2023 Q4 2022 Average Ending Average Ending Offshore/Nearshore Billable Employees (a) 3,335 3,333 3,385 3,486 Onshore Billable Employees (b) 2,272 2,245 2,463 2,458 Subcontractors 295 271 364 377 Total Billable Headcount 5,902 5,849 6,212 6,321 SG&A Headcount 957 969 944 949 Total Headcount 6,859 6,818 7,156 7,270 (a) Offshore/Nearshore includes all employees, excluding Onshore (b) Onshore includes US, Canada, and the United Kingdom * "NM" means not meaningful.

6 Industry Data Revenue by Industry Q4 2023 Q3 2023 Q4 2022 Healthcare/Pharma/Life Sciences 21% 21% 21% Financial Services/Banking/Insurance 20% 21% 22% Manufacturing 12% 11% 10% Leisure/Media/Entertainment 8% 8% 9% Automotive/Transportation 8% 8% 9% Other 31% 31% 29%